Exhibit 8.1

Subsidiaries	Place of Incorporation

Impetus Investment Limited	Cayman

Bright Scholar (Enlightenment) Investment Holdings Limited	Cayman

New Bridge Management Co., Ltd	Cayman

CEG Holdings Canada Inc.	Canada

976821 Ontario Inc.	Canada

744648 Alberta Inc.	Canada

Bright Scholar (Canada) Holdings Limited	Canada

Can-Achieve Academy Limited	Canada

Can-Achieve International Education Limited (Vancouver)	Canada

Time Education China Holdings Limited	Hong Kong

Xin Rui Management Co., Ltd.	Hong Kong

Foundation Education China Limited	Hong Kong

Foundation Academy Limited	Hong Kong

Foundation Education Services Limited	Hong Kong

Foundation Global Education Limited	Hong Kong

Can-Achieve International Education Limited	Hong Kong

CEG Hong Kong JV Limited	Hong Kong

Bright Can-Achieve Limited	Hong Kong

FGE Holdings Limited	The British Virgin Islands

Zhuhai Hengqin Bright Scholar Management Consulting Co., Ltd.	The PRC

Time Elan Education Technology Co., Ltd.	The PRC

Guangdong Zhixing Weilai Logistics Management Co., Ltd.	The PRC

Shenzhen Qianhai Xingkeyucai Trading Co., Ltd.	The PRC

Beijing Bright Scholar Education Consulting Limited Co., Ltd.	The PRC

Foshan Shunde Elan Education Training Co., Ltd.	The PRC

Beijing Bolai Reading Culture Co., Ltd.	The PRC

Shenzhen Elan Education Training Co., Ltd.	The PRC

Guangdong Bright Scholar Education Technology Co., Ltd.	The PRC

Guangzhou Elan Education Consulting Co., Ltd.	The PRC

Beijing Jingshiboda Education Technology Co., Ltd.	The PRC

Zhuhai Hengqin Kaidi Education Consulting Co., Ltd.	The PRC

Zhuhai Xin Xu Education Management Co., Ltd.	The PRC

Foundation Information Consulting (Shenzhen) Co., Ltd.	The PRC

Can-achieve (Beijing) Education Consulting Co., Ltd.	The PRC

Guangzhou Can-achieve Global Consulting Co., Ltd.	The PRC

Zhengzhou Dahua Education Consulting Co., Ltd.	The PRC

Bright Scholar Wanjia (Beijing) Education Consulting Co., Ltd.	The PRC

Bright Scholar Education Consulting (Huizhou) Co., Ltd.	The PRC

Hangzhou Impression Arts Training Co., Ltd.	The PRC

Cambridge Education Technology (Shanghai) Co., Limited (China)	The PRC

Beijing Yinxiang Bright Scholar Education Consulting Co., Ltd.	The PRC

Shanghai Yinle Arts Training Co., Ltd.	The PRC

Beijing Can-achieve Lingying Information Consulting Co., Ltd.	The PRC

Zhuhai Hengqin Dingjia Education Consulting Limited	The PRC

Bright Scholar (UK) Holdings Limited	United Kingdom

Bright Scholar (BCS) Property Limited	United Kingdom

Bright Scholar (BCS) Management Limited	United Kingdom

CATS Colleges Holdings Limited	United Kingdom

CEG Colleges Limited	United Kingdom

Cambridge Arts and Science Limited	United Kingdom

CATS Canterbury Limited	United Kingdom

CATS College London Limited	United Kingdom

Cambridge School of Visual and Performing Arts Limited	United Kingdom

CATS Retail Limited	United Kingdom

Cambridge School of Art and Design Limited	United Kingdom

Stafford House Companies Limited	United Kingdom

Stafford House School of English Limited	United Kingdom

Stafford House Study Holidays Limited	United Kingdom

Study Holidays Limited	United Kingdom

CEG Properties Limited	United Kingdom

Bright Scholar (BCS) Limited	United Kingdom

CGS Administrative Services Limited	United Kingdom

Bright Scholar (BIC) Limited	United Kingdom

Bright Scholar (BIC) Management Limited	United Kingdom

Bright Scholar (SM) Hold Co. Limited	United Kingdom

Bright Scholar (SM) Limited	United Kingdom

Bright Scholar (SM) Management Limited	United Kingdom

Cambridge Education Group Holdings Inc.	United States

Can-achieve Global Education, Inc. (Los Angeles)	United States

CATS Academy Boston Inc.	United States

Boston Academy of English Inc.	United States

Intrax English Academies LLC	United States

Affiliated Entity	Place of Incorporation

BGY Education Investment Management Co., Ltd.	The PRC

Schools/subsidiaries held by Affiliated Entity	Place of Incorporation

Baoding Baigou New City Bright Scholar Shenghua Education Consulting Co., Ltd.	The PRC

Baoding Baigou New City Shenghua Country Garden Kindergarten Co., Ltd.	The PRC

Beijing Huanxue International Travel Limited	The PRC

Chengdu Boxuele Education Management Consulting Co., Ltd.	The PRC

Chengdu Zhiyimeng Software Technology Co., Ltd.	The PRC

Chuzhou Country Garden Foreign Language School	The PRC

Chuzhou Country Garden Kindergarten	The PRC

Country Garden Experimental School	The PRC

Country Garden Huacheng Kindergarten	The PRC

Country Garden Huacheng School	The PRC

Country Garden Silver Beach Kindergarten	The PRC

Country Garden Silver Beach School	The PRC

Country Garden Venice Bilingual School	The PRC

Country Garden Venice Kindergarten	The PRC

Dalang Country Garden Kindergarten	The PRC

Danyang Country Garden Kindergarten	The PRC

Chengdu Yinzhe Education and Technology Co., Ltd.	The PRC

Dongguan Humen Bright Scholar Country Garden Kindergarten	The PRC

Dongguan Qingxi Country Garden Kindergarten	The PRC

Dongguan Qishi Country Garden Kindergarten	The PRC

Chengdu Laizhe Education and Technology Co., Ltd.	The PRC

Dreambig Career Limited	Hong Kong

Enping Country Garden Kindergarten	The PRC

Fengxin Country Garden Kindergarten	The PRC

Foshan Shunde Beijiao Country Garden Guilanshan Kindergarten Co., Ltd.	The PRC

Foshan Shunde Shengbo Culture and Arts Training Co., Ltd.	The PRC

Gaoming Country Garden Kindergarten	The PRC

Guangdong Country Garden School	The PRC

Guangdong Lebeimeng Education Consulting Co., Ltd.	The PRC

Guangdong Lelebao Education Technology Co., Ltd.	The PRC

Guangdong Xingjian Education Co., Ltd.	The PRC

Guangyuan Lizhou Kasijia Kindergarten	The PRC

Guangzhou Huihua Education Consulting Co., Ltd.	The PRC

Guangzhou Xingzhu Information Technology Co., Ltd.	The PRC

Haiyang Country Garden Kindergarten	The PRC

Haoting Country Garden Kindergarten	The PRC

Heshan Country Garden Kindergarten	The PRC

Heshan Country Garden School	The PRC

Heze Qiqiaoban Education Technology Limited	The PRC

Huadu Holiday Peninsula Kindergarten	The PRC

Huanan Country Garden Bilingual Kindergarten	The PRC

Huanan Country Garden Cuiyun Mountain Kindergarten	The PRC

Huanan Country Garden School	The PRC

Huaxi Country Garden International Kindergarten	The PRC

Huaxi Country Garden International School	The PRC

Hubei Sannew Education Development Limited	The PRC

Huidong Silver Beach Education Consulting Co., Ltd.	The PRC

Huiyang Country Garden Kindergarten	The PRC

Jining Boshiwei Education Consulting Limited	The PRC

Jurong Country Garden School	The PRC

Kaiping Country Garden Jade Bay Kindergarten	The PRC

Kaiping Country Garden School	The PRC

Laian Country Garden Foreign Language School	The PRC

Laian Country Garden Kindergarten	The PRC

Lanzhou Country Garden School	The PRC

Licheng Country Garden Bilingual Kindergarten	The PRC

Maoming Country Garden Kindergarten	The PRC

Nansha Country Garden Bilingual Kindergarten	The PRC

Ningxiang Country Garden Foreign Language Training School	The PRC

Ningxiang Country Garden Kindergarten	The PRC

Ningxiang Country Garden School	The PRC

Phoenix City Bilingual Kindergarten	The PRC

Phoenix City Bilingual School	The PRC

Phoenix City Country Garden Kindergarten	The PRC

Phoenix City Fengyan Kindergarten	The PRC

Qingyuan Country Garden Bilingual Kindergarten	The PRC

Heze Economic Development Zone Electric Kindergarten	The PRC

Heze Economic Development Zone Qiqiaoban-OCT Kindergarten	The PRC

Caoxian Qiqiaoban Kindergarten	The PRC

HeZe Qiqiaoban Juancheng Kindergarten	The PRC

Juye Phoenix Qiqiaoban Dongfang Xintiandi Kindergarten	The PRC

Qiqiaoban Oscar Kindergarten	The PRC

Juancheng Shuncheng International Kindergarten	The PRC

Heze Mudan District Yihai Kindergarten	The PRC

Sannew American Middle School	The PRC

Shangdong Boshiyou Education Consulting Limited	The PRC

Shanghai Elan Education and Training Co., Ltd.	The PRC

Shanghai Bolai Training Center Co., Ltd.	The PRC

Shaoguan Country Garden Foreign Language School	The PRC

Shaoguan Zhenjiang Country Garden Foreign Language Kindergarten	The PRC

Shawan Country Garden Kindergarten	The PRC

Guangzhou Elan Education and Training Co., Ltd.	The PRC

Shenghua Country Garden Bilingual School	The PRC

Taishan Country Garden School	The PRC

Shenzhen Time Elan Technology Co., Ltd.	The PRC

Time Elan Education Technology (Beijing) Co., Ltd.	The PRC

Wuhan Country Garden Kindergarten	The PRC

Wuhan Country Garden School	The PRC

Wuhan Donghu Tech Development Zone Xinqiao Kindergarten	The PRC

Wuhan Donghu Tech Development Zone Xinqiao-Jinxiu Longcheng Kindergarten	The PRC

Wuhan Dongxihu District Dongqiao Kindergarten	The PRC

Wuhan Hongshan District Xinqiao Aijia Kindergarten	The PRC

Wuhan Mierdun Education Technology Limited	The PRC

Wuhan Qiaokou Mierdun Training School Limited	The PRC

Wuhan Qiaosheng Education Investment Co., Ltd.	The PRC

Wuhan Qingshan District Bilingual Kindergarten	The PRC

Wuhan Ruijiang Bright Scholar Education Industry Investment Fund Limited Partnership	The PRC

Wuyi Country Garden Bilingual School	The PRC

Xiangtan Yisuhe Country Garden Kindergarten	The PRC

Xiju Country Garden Kindergarten	The PRC

Zengcheng Country Garden Kindergarten	The PRC

Zengcheng Country Garden School	The PRC

Beijing Huanxue Tianxia International Travel Limited	The PRC

Dongguan Dongcheng Bright Scholar Kindergarten Co., Ltd	The PRC

Chengdu Pidu Bright Scholar Kindergarten Co., Ltd.	The PRC

Tianjin Beichen Lelebao Kindergarten	The PRC

Huizhou Huiyang Lelebao Shenhui City Kindergarten Co., Ltd.	The PRC

Guangzhou Zengcheng Fettes College Kindergarten Co., Ltd.	The PRC

Fettes College Experimental School of Zengcheng, Guangzhou	The PRC

Guigang Gangbei Country Garden Lelebao Kindergarten	The PRC

Zhaoqing Lelebao Xingfuli Kindergarten	The PRC

Lanzhou Lelebao Hyde Country Kindergarten	The PRC

Lanzhou Lelebao Yorkshire Kindergarten	The PRC

Lanzhou Lelebao Edinburgh Kindergarten	The PRC

Jinan Zhangqiu Phoenix City Lelebao Kindergarten	The PRC

Jining Jizhou Yinxiang Lelebao Kindergarten	The PRC

Jining Feicuiwan Lelebao Kindergarten	The PRC

Heze Mudan District Culture City Kindergarten	The PRC

Shanghai Huodai Commercial Information Consulting Co., Ltd.	The PRC

Shanghai Youxun Education Techology Co., Ltd.	The PRC

Shanghai Hanlin Education Techology Co., Ltd.	The PRC

Weifang Boshixin Education Consulting Co., Ltd.	The PRC

Jinan Boshixing Education Consulting Co., Ltd.	The PRC

Foshan Shunde Beijiao Town Country Garden Ivy League Education Training Centre Co., Ltd.	The PRC

Guangdong Bright Scholar Ivy League Education Science Research Institute Co., Ltd.	The PRC

Foshan Shunde Ronggui Street Country Garden Kindergarten	The PRC

Taishan Lebeimeng Education Consulting Co., Ltd.	The PRC